SUPPLEMENT TO PROSPECTUS DATED JULY 30, 2008


                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")

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     At its meeting  held on December  16,  2008,  the Fund's  Board of Managers approved the transfer of the Fund's Investment Management Agreement with BNY Investment Advisors ("BNYIA"), the investment adviser of the Fund and a division of The Bank of New York Mellon, to its affiliate, Ivy Asset Management Corp. ("Ivy"), as part of the integration of the asset management businesses of The Bank of New York Mellon Corporation. Ivy currently serves as the Fund's investment manager, providing day-to-day investment management services to the Fund under its Investment Sub-Advisory Agreement with BNYIA (the "Sub-Advisory Agreement"). It is expected that the transfer will be effective in January 2009. At that time, the Sub-Advisory Agreement will be terminated and Ivy will be responsible to provide, under the Investment Management Agreement, the services it had been providing under the Sub-Advisory Agreement, as well as certain administrative and other services to the Fund, which have been provided by its affiliate, BNYIA. This transfer is not expected to result in any actual change in the management or investment strategies of the Fund.

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     The date of this Supplement is December 29, 2008.